UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Massachusetts            001-05075                   04-2052042
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        (State or Other Juris-        (Commission                (IRS Employer
       diction of Incorporation       File Number)           Identification No.)

        45 William Street, Wellesley, Massachusetts                 02481
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         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (781) 237-5100

                                 Not applicable.
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 25, 2005, PerkinElmer, Inc. ("PerkinElmer") announced that it has commenced a cash tender offer for any and all of its outstanding 8 7/8% Senior Subordinated Notes due 2013. As part of this offer, PerkinElmer is soliciting noteholders' consents to amend certain of the provisions of the notes and the indenture under which the notes were issued to eliminate substantially all of the restrictive covenants and certain of the events of default contained in the indenture.

A copy of the press release relating to the announcement of the tender offer and consent solicitation for the notes is attached to this current report on Form 8-K as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits



         (d)      Exhibits



                  See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PERKINELMER, INC.

Date:  October 27, 2005                By:  /s/ Robert F. Friel
                                             -----------------------------------
                                             Robert F. Friel
                                             Executive Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1 Press release entitled "PerkinElmer Initiates Tender Offer And Consent Solicitation," issued by PerkinElmer, Inc. on October 25, 2005